Income Taxes	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
Income Taxes

Note 13: Income Taxes

The Company’s provision for income taxes differs from applying the statutory U.S. federal income tax rate to income before taxes. The primary difference results from providing for state income taxes and from deducting certain expenses for financial statement purposes but not for federal income tax purposes.

The components of the income tax provision are as follows:

	Year Ended December 31,
	2012	2011 - Restated
Current:
Federal	$(3,926)	$-
State	(1,036)	-
Total current	(4,962)	-
Deferred:
Federal	(2,490,852)	(1,935,400)
State	(690,124)	(536,230)
Total deferred	(3,180,976)	(2,471,630)
	$(3,185,938)	$(2,471,630)

The reconciliation of income tax attributable to operations computed at the U.S. Federal statutory income tax rate of 35% for 2012 and for 2011 to income tax expense is as follows:

	Year Ended December 31,
	2012	2011 - Restated

Statutory Federal tax rate	-35.0%	-35.0%
Increase (decrease) in tax rate resulting from:
Derivative Revaluation Expense and other	16.0%	3.3%
State taxes, net of federal benefit	-5.8%	-5.3%
Nondeductible meals & entertainment expense	-0.1%	-0.1%
Effective tax rate	-24.9%	-37.1%

Deferred tax components are as follows:

	At December 31,
	2012	2011 - Restated

Deferred tax assets:
Accrued liability for payroll and vacation	$259,748	$300,170
Bad debt reserve	61,336	-
R&D credits	140,008	-
Net Operating Loss	5,299,027	2,518,607
Stock Compensation Expense	1,052,118	622,568
Total deferred tax assets	6,812,237	3,441,345
Valuation allowance	-	-
Net deferred tax assets	6,812,237	3,441,345

Deferred tax liabilities:
Depreciation	(1,076,965)	(817,402)
481(a) Adjustment - Cash To Accrual	(69,648)	(139,296)
Total deferred tax liabilities	(1,146,613)	(956,698)

Net deferred tax assets	$5,665,624	$2,484,647

The ultimate realization of deferred tax assets is dependent upon the existence, or generation, of taxable income in the periods when those temporary differences and net operating loss carryovers are deductible. Management considers the scheduled reversal of deferred tax liabilities, taxes paid in carryover years, projected future taxable income, available tax planning strategies, and other factors in making this assessment. Based on available evidence, management believes it is more likely than not that all of the deferred tax assets will be realized. Accordingly, the Company has not established a valuation allowance for the current year.

At December 31, 2012 and 2011, the Company had total domestic Federal and state net operating loss carryovers of approximately $13,005,024 and $6,181,238, respectively. Federal and state net operating loss carryovers expire at various dates between 2024 and 2032, while state net operating loss carryovers expire between 2024 and 2032.

Under the Tax Reform Act of 1986, as amended, the amounts of and benefits from net operating loss carryovers and research and development credits may be impaired or limited in certain circumstances. Events which cause limitations in the amount of net operating losses that the Company may utilize in any one year include, but are not limited to, a cumulative ownership change of more than 50%, as defined, over a three year period. The Company does not believe that such an ownership change has occurred in 2012 or 2011.

The 2007 through 2012 tax years remain open to examination by the Internal Revenue Service and the 2005 to 2012 tax years remain open to the California Franchise Tax Board. These taxing authorities have the authority to examine those tax years until the applicable statute of limitations expire.

The Company recognized interest and penalties related to 2010 income tax liabilities for the years ended December 31, 2012 and 2011, of 0 and $569,029, respectively.

The Company was required to change from the cash method of accounting to the full accrual method of accounting for income tax purposes for as of December 31, 2010. Accordingly, a Form 3115 was filed with the Internal Revenue Service requesting this.